EXHIBIT 3(AA)

                     AMENDMENT DATED AS OF FEBRUARY 1, 2003
                 TO COGNOVIT PROMISSORY NOTE AND CONSOLIDATION,
                   AMENDMENT AND REPLACEMENT OF FORMER NOTES,
             DATED AS OF MARCH 1, 2002 FROM H & L CONCEPTS, INC. TO
                                ROBERT M. FELDMAN


                          AMENDMENT OF PROMISSORY NOTE


         The undersigned hereby agree to modify the cognovit promissory note and consolidation, amendment and replacement of former notes, dated as of March 1, 2002, from H & L Concepts, Inc. to Robert M. Feldman to extend the date for the commencement of payment of principal and interest to March 1, 2003, with interest accrued through February 28, 2004 being added to principal.

         All other terms of the note shall remain in full force and effect as written.



February 1, 2003                             /s/ Robert M. Feldman
                                            -----------------------------
                                              ROBERT M. FELDMAN


                                          H & L CONCEPTS, INC., Maker

                                          By  /s/ Burton Schildhouse, secretary
                                              ---------------------------------


                                          HEALTH & LEISURE, INC., Guarantor

                                          By  /s/ Burton Schildhouse, secretary
                                              ---------------------------------